SCHEDULE 14C INFORMATION
                 Information Statement Pursuant to Section 14(c)
            of the Securities Exchange Act of 1934 (Amendment No.___)

Check the appropriate box:

|_|      Preliminary Information Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
|X|      Definitive Information Statement


                 INTERNATIONAL TOURIST ENTERTAINMENT CORPORATION
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

         |X|   No fee required.

         |_| Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1)     Title of each class of securities to which transaction applies:
         (2)     Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         (4)     Proposed maximum aggregate value of transaction:
         (5)     Total fee paid:

         |_|   Fee paid previously with preliminary materials.

         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                 INTERNATIONAL TOURIST ENTERTAINMENT CORPORATION
                      3562 Shepherd of the Hills Expressway
                             Branson, Missouri 65616


                                            September 7, 1999


Dear Stockholder:

         You are cordially invited to attend a Special Meeting of Stockholders of International Tourist Entertainment Corporation, that will be held on Saturday, October 16, 1999, at 12:30 p.m. local time, in the "Remember When Theater" at the Company's facility at 3562 Shepherd of the Hills Expressway, Branson, Missouri 65616. In addition to the matters to be acted upon at the meeting, described in the attached Notice of Special Meeting of Stockholders and Information Statement, there will be a report with respect to the progress of the Company and an opportunity for stockholders to ask questions.

                                            Sincerely,

                                            Paul M. Bluto
                                            Chairman and Chief Executive Officer

                 INTERNATIONAL TOURIST ENTERTAINMENT CORPORATION
                      3562 Shepherd of the Hills Expressway
                             Branson, Missouri 65616
                ------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON SATURDAY, OCTOBER 16,1999
                ------------------------------------------------


To the Stockholders of International Tourist Entertainment Corporation:

         A Special Meeting of Stockholders (the "Meeting") of International Tourist Entertainment Corporation, a U.S. Virgin Islands corporation ("ITEC Attractions"), will be held on Saturday, October 16, 1999, at 12:30 p.m., local time, in the "Remember When Theater" at the Company's facility at 3562 Shepherd of the Hills Expressway, Branson, Missouri 65616, for the following purposes:

         1. To adopt and approve an Agreement and Plan of Merger whereby the domicile of ITEC Attractions will be changed from the U.S. Virgin Islands to the State of Nevada;

         2. To ratify the selection by the Board of Tanner & Company as independent auditors of ITEC Attractions for the fiscal year ending December 31, 1999; and

         3. To transact such other business as may properly come before the Meeting and any and all adjournments or postponements thereof.

         The Board has fixed the close of business on Tuesday, September 7, 1999, as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting. Only stockholders of record as of the record date are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof. A copy of ITEC Attractions' Information Statement accompanies this notice. These materials will be first sent to stockholders on or about September 24, 1999.

         Stockholders are cordially invited to attend the Meeting in person. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                           By Order of the Board of Directors,

                                           BOB CARDON, Secretary
                                           Branson, Missouri
September 7, 1999

                 INTERNATIONAL TOURIST ENTERTAINMENT CORPORATION
                      3562 Shepherd of the Hills Expressway
                             Branson, Missouri 65616
                         ------------------------------

                              INFORMATION STATEMENT

                         Special Meeting of Stockholders
                    To Be Held on Saturday, October 16, 1999
                         ------------------------------

                               GENERAL INFORMATION

         This Information Statement is being furnished to the stockholders of International Tourist Entertainment Corporation ("ITEC Attractions"), in connection with the Special Meeting of Stockholders and any and all adjournments or continuations thereof, (the "Meeting") to be held Saturday, October 16, 1999, at 12:30 p.m., local time, in the "Remember When Theater" at the Company's facility at 3562 Shepherd of the Hills Expressway, Branson, Missouri 65616, for the purposes set forth in the accompanying Notice of Special Meeting of
Stockholders (the "Notice"). These materials will be first mailed to stockholders on or about September 24, 1999.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                   PURPOSE OF SPECIAL MEETING OF STOCKHOLDERS

         At the Meeting, stockholders will be asked: (i) to adopt and approve an Agreement and Plan of Merger whereby the domicile of ITEC Attractions will be changed from the U.S. Virgin Islands to the State of Nevada; (ii) to ratify the selection by the Board of Tanner & Company as independent auditors of ITEC Attractions and its successor for the fiscal year ending December 31, 1999; and
(iii) to transact such other business as may properly come before the Meeting and any and all adjournments or postponements thereof. Action on item (i) above will be approved by affirmative vote of the holders of 2/3 of the shares of ITEC Attractions' common stock, $.001 par value, that is issued and outstanding. Action on item (ii) above will be approved by affirmative vote of the holders of a majority of the shares of the common stock present or represented by proxy at the Meeting, if a quorum exists, and entitled to vote on such matters. The Board recommends a vote "FOR" (i) the adoption and approval of the Agreement and Plan of Merger whereby the domicile of ITEC Attractions will be changed from the U.S. Virgin Islands to the State of Nevada; and (ii) the ratification of the selection by the Board of Tanner & Company as independent auditors of ITEC Attractions and its successor for the fiscal year ending December 31, 1999. The Board knows of no other matters which are likely to be brought before the Meeting.

                     QUORUM, VOTING RIGHTS AND OTHER MATTERS

  The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock is necessary to constitute a quorum at the Meeting. Only stockholders of record at the close of business on Tuesday, September 7, 1999 (the "Record Date"), will be entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 7,937,638 shares of common stock issued and outstanding and entitled to vote at the Meeting. There are no other classes of stock outstanding. Holders of common stock as of the Record Date are entitled to one vote for each share held. Holders of common stock are not entitled to cumulative voting rights.

         The  cost  of  preparing,   printing,   assembling   and  mailing  this
Information Statement and other material furnished to stockholders in connection with the Meeting will be borne by ITEC Attractions.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of September 7, 1999, regarding the beneficial ownership of ITEC Attractions' common stock, for:
(i) each person (or group of affiliated persons) who, insofar as ITEC Attractions has been able to ascertain, beneficially owned more than 5% of the outstanding shares of common stock; (ii) each director and executive officer of ITEC Attractions; and (iii) all directors and executive officers of ITEC Attractions as a group. ITEC Attractions has relied on information received from each stockholder as to beneficial ownership, including information contained on Schedules 13D and Forms 3, 4 and 5. As of September 7, 1999, there were
7,937,638 shares of common stock outstanding. As of that date, there were outstanding warrants to purchase 2,000,000 shares of common stock.


Name and Address                            Amount and Nature of                Percent of
of Beneficial Owner                         Beneficial Ownership(1)                Class
-------------------                         -----------------------             ----------

Paul M. Bluto (2)                                    6,296,572                     71.1%

Lourette Ann Bluto (2)                               6,296,572                     71.1%

Kelvyn H. Cullimore (3)                                480,649                      6.0%

Kelvyn H. Cullimore, Jr. (4)                           230,339                      2.9%

Francis E. McLaughlin (5)                              177,764                      2.2%

Kumar V. Patel (6)                                     200,000                      2.5%

Thomas J. Carlson (7)                                  133,334                      1.7%

Michael L. Pitman                                       70,563                      0.9%

Randy S. Brashers                                       70,543                      0.9%

All Directors and Officers
of the Company as a Group
(9 persons)(8)                                       7,429,445                     81.6%
----------------------

(1) These calculations are based upon a total of 7,937,638 shares outstanding as of September 7, 1999. In addition, for each person or group the number of shares owned and the calculation of the percentage ownership includes the number of shares that person or group has the right to acquire.

(2) Mr. Paul Bluto and Mrs. Lourette Ann Bluto jointly own 11,013 shares as a result of their pre-bankruptcy holdings. Mr. Bluto acquired 4,433,490 restricted shares pursuant to the Company's Plan of Reorganization, Mr. Bluto acquired 539,573 restricted shares in a private placement by the Company, and Mrs. Bluto owns 6,257 shares. In addition, Mr. Bluto is a trustee of the GS & W Services Defined Benefit Plan, which acquired 383,333 restricted shares in a private placement by the Company, and Mr. Bluto is deemed to be the beneficial owner of these shares. Mr. Bluto also owns warrants to purchase 539,573 restricted shares at a price of $1.00 per share. The GS & W Services Defined Benefit Plan also owns warrants to purchase 383,333 restricted shares at a price of $1.00 per share. All shares owned directly or beneficially by either Mr. Bluto or Mrs. Bluto are deemed to be beneficially owned by the other.

(3) Mr. Cullimore owns 10,453 shares as a result of pre-petition holdings, he received 201,523 shares as part of the Company's Plan of
         Reorganization and he owns 5,000 shares, which he received in satisfaction of claims as a creditor of the Company. In addition, Mr. Cullimore owns 16,667 restricted shares of common stock acquired in the Company's private placement, and he owns warrants to purchase 16,667 restricted shares at a price of $1.00 per share. Mr. Cullimore may be deemed to be a control person of Dynatronics Corporation which owns 230,339 shares, which are included in Mr. Cullimore's holdings.

(4) Mr. Cullimore, Jr. may be deemed to be a control person of Dynatronics Corporation which owns 230,339 shares, which are included in Mr. Cullimore, Jr.'s holdings.

(5) Mr. McLaughlin owns 9,430 shares as a result of pre-petition holdings and he acquired 66,667 restricted shares in the Company's private placement. He also owns warrants to purchase 66,667 restricted shares of the Company's common stock at a price of $1.00 per share. He has also purchased 35,000 shares in the open market.

(6) Mr. Patel acquired 100,000 restricted shares in the Company's private placement. He also owns warrants to purchase 100,000 restricted shares of the Company's common stock at a price of $1.00 per share.

(7) Mr. Carlson acquired 66,667 restricted shares in the Company's private placement. He also owns warrants to purchase 66,667 restricted shares of the Company's common stock at a price of $1.00 per share.

(8) The calculation of beneficially owned shares of all executive officers and directors as a group eliminates the duplicate entries of shares owned by Dynatronics which are reflected in the beneficial ownership of both Kelvyn H. Cullimore and Kelvyn H. Cullimore, Jr., as well as shares owned by GS & W Services, Inc. and the Bluto family which are reflected in the beneficial ownership of both Paul and Lourette Ann Bluto.

                       PROPOSAL NO. 1 - CHANGE OF DOMICILE

         The Board has adopted a proposal to change the domicile of International Tourist Entertainment Corporation from the U.S. Virgin Islands to the State of Nevada. To accomplish this change in domicile, the Board has caused the formation of a Nevada corporation named "ITEC Attractions, Inc." The address and telephone number of the principal offices of ITEC Attractions, Inc. will be the same as that of International Tourist Entertainment Corporation; 3562 Shepherd of the Hills Expressway, Branson, Missouri 65616.
Telephone: (417) 335-3533.

         The Board has caused International Tourist Entertainment Corporation, the U.S. Virgin Islands corporation, and ITEC Attractions, Inc., the Nevada corporation, to enter into an Agreement and Plan of Merger, a copy of which is attached hereto as Appendix A and incorporated herein by this reference.
Pursuant to the Agreement and Plan of Merger, International Tourist Entertainment Corporation will be merged into ITEC Attractions, Inc.; ITEC Attractions, Inc. will be the surviving corporation and each share of the common stock, $.001 par value, of International Tourist Entertainment Corporation will be exchanged for one share of the common stock, $.001 par value, of ITEC Attractions, Inc. Prior to the merger, ITEC Attractions, Inc. will have no shareholders, assets, liabilities, equity or operations. From and after the date of the merger, ITEC Attractions, Inc. will succeed to all of the shareholders, assets, liabilities, equity and operations of International Tourist Entertainment Corporation. The merger will not result in any change to the assets, liabilities, operations or any other aspect of International Tourist Entertainment Corporation, except that whereas before the merger the corporation was a U.S. Virgin Islands corporation, from and after the date of the merger, the corporation will be a Nevada corporation.

         As a result of the merger, the 7,97,638 shares of common stock, $.001 par value, of International Tourist Entertainment Corporation will be exchanged for 7,937,638 share of common stock, $.001 par value of ITEC Attractions, Inc. There will be no material differences in the rights and preferences of the shares of common stock of either corporation. There are no dividends in arrears with respect to any of the shares.

         The proposal to change the domicile of International Tourist Entertainment Corporation was adopted by the Board because the corporation has no business activities in the U.S. Virgin Islands and no plans to conduct any business activities in the U.S. Virgin Islands. When International Tourist Entertainment Corporation was formed, it was formed as a U.S. Virgin Islands corporation to take advantage of certain tax incentives offered in connection with a project which it proposed to develop in the U.S. Virgin Islands. International Tourist Entertainment Corporation was unable to obtain the financing to develop the U.S. Virgin Islands project and instead developed a project in Branson, Missouri. For this reason, the Board determined to change the domicile to a state with a more friendly corporation law.

         The Board believes that the merger will qualify as a "pooling of interests", which means that for accounting and financial reporting purposes, International Tourist Entertainment Corporation and ITEC Attractions, Inc. will be treated as though they had always been a single entity. The Board also believes that for federal income tax purposes, the merger will qualify as a "reorganization" within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended.

         The are no federal or state regulatory requirements that must be complied with or approvals which must be obtained in connection with this transaction, other than the filing of certain notifications after the Meeting with the State of Nevada and the U.S. Virgin Islands.

Rights of Dissenting Stockholders
---------------------------------

         Pursuant to the General Corporation Law of the U.S. Virgin Islands, ITEC Attractions, Inc. as the surviving corporation, is required to file a copy of the Agreement and Plan of Merger in the office of the Lieutenant Governor of the U.S. Virgin Islands following the Meeting. Within 10 days after this filing of the Agreement and Plan of Merger, ITEC Attractions, Inc. is required to notify each stockholder of International Tourist Entertainment Corporation, who objected to the merger in writing and filed the written objection with International Tourist Entertainment Corporation prior to the vote on the merger and whose shares were not voted in favor of the merger (the "Dissenting Stockholders") that the Agreement and Plan of Merger has been filed. Dissenting Stockholders have 20 days after the mailing date of such notice by ITEC Attractions, Inc. to demand in writing payment of the value of their stock. ITEC Attractions, Inc. shall have 30 days after the expiration of the 20 day period to pay the value, determined as of the date of filing of the Agreement and Plan of Merger, of the stock to the Dissenting Stockholder. The value of the stock will be determined by agreement of the parties, by appraisal or otherwise as provided in Section 256 of the General Corporation Laws of the U.S. Virgin Islands.

           THE BOARD DEEMS PROPOSAL NO. 1 TO BE IN THE BEST INTERESTS
             OF ITEC ATTRACTIONS AND ITS STOCKHOLDERS AND RECOMMENDS
                          A VOTE "FOR" APPROVAL THEREOF

      PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board has appointed Tanner & Company, certified public accountants, as auditors to examine the financial statements of ITEC Attractions and its successor for the fiscal year ending December 31, 1999 and to perform other appropriate accounting services and is requesting ratification of such appointment by the stockholders. Tanner & Company has served as ITEC Attractions' auditors since 1997.

         In the event that the stockholders do not ratify the appointment of Tanner & Company, the adverse vote will be considered as a direction to the Board to select other auditors for the next fiscal year.

           THE BOARD DEEMS PROPOSAL NO. 2 TO BE IN THE BEST INTERESTS
             OF ITEC ATTRACTIONS AND ITS STOCKHOLDERS AND RECOMMENDS
                          A VOTE "FOR" APPROVAL THEREOF

                                  OTHER MATTERS

         Management does not intend to present, and has no information as of the date of preparation of this Information Statement that others will present, any business at the Meeting other than business pertaining to matters required to be set forth in the Notice of Special Meeting and Information Statement.

THE BOARD ENCOURAGES  STOCKHOLDERS  TO ATTEND  THE MEETING IN PERSON.

APPENDIX A


                          AGREEMENT AND PLAN OF MERGER


         THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") is entered into as of September 3, 1999 by and between INTERNATIONAL TOURIST ENTERTAINMENT CORPORATION, a U.S. Virgin Islands corporation (the "Company") with an address at 3562 Shepherd of the Hills Expressway, Branson, Missouri 65616; and ITEC Attractions, Inc.("ITEC-NV"), a Nevada corporation, with an address at 3562 Shepherd of the Hills Expressway, Branson, Missouri 65616.

         WHEREAS, the Board of Directors of the Company have determined that it is in the best interests of the Company and necessary for carrying out its corporate purposes that the Company change its domicile from the U.S. Virgin Islands to the State of Nevada.

         WHEREAS, the Board of Directors of the Company has caused to be formed a Nevada corporation, ITEC Attractions, Inc., and has determined to merge the Company with and into ITEC Attractions, Inc. upon the terms and conditions contained herein.

         NOW,   THEREFORE,   in   consideration  of  the  premises  and  of  the
representations, warranties, covenants and agreements set forth herein, the parties hereto hereby agree as follows:

                             ARTICLE I - THE MERGER

         1.1. The Merger. Upon the terms and subject to the conditions of this Agreement, at the Effective Time (as defined in Section 1.3 of this Agreement), the Company shall be merged with and into ITEC-NV in accordance with the laws of the State of Nevada and the U.S. Virgin Islands and the terms of this Agreement (the "Merger"), whereupon the separate corporate existence of the Company shall cease, and ITEC-NV shall be the surviving corporation of the Merger (ITEC-NV, as the surviving corporation after the Merger is sometimes referred to herein as the "Surviving Corporation").

         1.2. Closing. Subject to the terms and conditions of this Agreement, the closing of the Merger (the "Closing") shall take place (a) at the offices of the Company, 3562 Shepherd of the Hills Expressway, Branson, Missouri 65616 as soon as administratively feasible after all the conditions set forth in Article VI of this Agreement (other than those that are waived by the party or parties for whose benefit such conditions exist) are satisfied; or (b) at such other place, time, and/or date as the parties hereto may otherwise agree. The date upon which the Closing shall occur is referred to herein as the "Closing Date."

         1.3.  Effective  Time. If all the conditions to the Merger set forth in
Article VI of this Agreement have been fulfilled or waived and this Agreement shall not have been terminated as provided in Article VII hereof, the parties hereto shall cause (i) articles of merger (the "Articles of Merger") to be properly executed and filed in accordance with the laws of the State of Nevada and the terms of this Agreement on or before the Closing Date and (ii) a certified and acknowledged copy of this Agreement and Plan of Merger to be properly filed in accordance with the laws of the U.S. Virgin Islands on or before the Closing Date. The parties hereto shall also take such further actions as may be required under the laws of the State of Nevada and the U.S. Virgin Islands in connection with the consummation of the Merger. The Merger shall become effective at such time as the Articles of Merger are duly filed with the Secretary of State of Nevada or at such later time as is specified in the Articles of Merger (the "Effective Time"). From and after the Effective Time, the Surviving Corporation shall possess all the rights, privileges, powers and franchises and be subject to all of the restrictions, disabilities and duties of the Company, all as provided under applicable law.

         1.4. Conversion of Shares. (a) At the Effective Time each share of Common Stock, par value $0.001 per share, of the Company outstanding at the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof, shall be converted into the right to receive one share of ITEC-NV Common Stock (the "Exchange Ratio").

         (b) As a result of the Merger and without any action on the part of the holder thereof, at the Effective Time, all shares of Company Common Stock shall cease to be outstanding and shall be canceled and retired and shall cease to exist, and each holder of shares of Company Common Stock shall thereafter cease to have any rights with respect to such shares of Company Common Stock, except for the right to receive, without interest, the consideration set forth in this
Section 1.4 upon the surrender of a certificate (each, a "Certificate") representing such shares of Company Common Stock in accordance with the provisions of this Article I.

         1.5. Stock Options. All options and warrants to acquire Company Common Stock (individually, a "Company Option" and collectively, the "Company Options") outstanding at the Effective Time shall remain outstanding following the Effective Time. At the Effective Time, such Company Options, by virtue of the Merger and without any further action on the part of the Company or the holder of such Company Options, shall be assumed by ITEC-NV and shall be exercisable upon the same terms and conditions as with respect to the Company. ITEC-NV shall take all corporate actions necessary to reserve for issuance such number of shares of ITEC-NV Common Stock as will be necessary to satisfy exercises in full of all Company Options after the Effective Time.

         1.6. Exchange of Certificates Representing Company Common Stock. (a) Interwest Transfer Company, Inc. shall act as exchange agent (the "Exchange Agent") in the Merger.

         (b) At or promptly after the Effective Time, ITEC-NV shall cause the Exchange Agent to mail to each holder of record of shares of Company Common Stock (i) a letter of transmittal which shall specify that delivery shall be effected, and risk of loss and title to such shares of Company Common Stock shall pass, only upon delivery of the Certificates representing such shares to ITEC-NV; and (ii) instructions for use in effecting the surrender of such Certificates in exchange for the consideration to be received by such holder pursuant to Sections 1.4 and 1.6 hereof. Upon surrender of a Certificate representing shares of Company Common Stock for cancellation to ITEC- NV, together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, the holder of the shares represented by such Certificate shall be entitled to receive in exchange therefor, a certificate representing that number of whole shares of ITEC-NV Common Stock, and unpaid dividends and distributions, if any, which such holder has the right to receive in respect of the Certificate surrendered pursuant to the provisions of this Section 1.6, after giving effect to any required withholding tax, and the shares represented by the Certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of Company Common Stock which is not registered in the transfer records of the Company, the consideration to be paid to such holder of Company Common Stock pursuant to Sections 1.4 and 1.6 hereof may be issued to such a transferee if the Certificate representing such Company Common Stock is presented to ITEC-NV, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer taxes have been paid or, alternatively, payments of such transfer tax to the Exchange Agent.

         (d) At or after the Effective Time, there shall be no transfers on the stock transfer books of the Company of the shares of Company Common Stock which were outstanding at the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation, they shall be canceled and exchanged for the consideration set forth in this Article I deliverable in respect thereof pursuant to this Agreement in accordance with the procedures set forth in this Section 1.6.

         (e) All former stockholders of the Company (each, a "Stockholder" and collectively the "Stockholders") shall look only to ITEC-NV for payment of

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



shares of ITEC-NV Common Stock deliverable in respect of each share of Company Common Stock such Stockholder holds as determined pursuant to this Agreement, without any interest thereon.

         (f) None of ITEC-NV, the Company, the Surviving Corporation or any other person shall be liable to any former holder of shares of Company Common
Stock for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

         (g) In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond in such reasonable amount as the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such Certificate, ITEC-NV will issue in exchange for such lost, stolen or destroyed Certificate, the consideration to be received by the holder of such Certificate pursuant to Sections 1.4 and 1.6 hereof.

         1.7. Tax Consequences and Accounting Treatment. It is intended by the parties hereto that the Merger shall constitute a reorganization within the meaning of Section 368 of the Code and that the transaction be accounted for as a pooling of interests.

         1.8. Taking of Necessary Action; Further Action. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company, the officers and directors of the Company are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary action, so long as such action is consistent with this Agreement.

       ARTICLE II - CERTAIN MATTERS RELATING TO THE SURVIVING CORPORATION

         2.1. Certificate of Incorporation of the Surviving Corporation. The certificate of incorporation of ITEC- NV in effect at the Effective Time shall be the certificate of incorporation of the Surviving Corporation until amended in accordance with its terms and pursuant to applicable law.

         2.2. By-Laws of the Surviving Corporation. The By-Laws of the Company in effect at the Effective Time shall be the By-Laws of the Surviving
Corporation until amended in accordance with the terms of such By-Laws and pursuant to applicable law and the Certificate of Incorporation of the Surviving Corporation.

         2.3. Directors of the Surviving Corporation. The directors of the Company prior to the Effective Time shall be the directors of the Surviving Corporation, to hold office until their successors are duly appointed or elected in accordance with applicable law.

         2.4. Officers of the Surviving Corporation. The officers of the Company prior to the Effective Time shall be the officers of the Surviving Corporation, who shall hold their offices until their successors are duly appointed or elected in accordance with applicable law.

         2.5.Agent for Service of Process in the U.S. Virgin Islands. ITEC Attractions, Inc., the Surviving Corporation hereby irrevocably appoints the Lieutenant Governor of the U.S. Virgin Islands as its agent to accept service of process in the U.S. Virgin Islands in any action or proceeding for enforcement of any obligation of International Tourist Entertainment Corporation as well as for enforcement of any obligation of the Surviving Corporation arising from the merger described in this Agreement, including any action or other proceeding to enforce the right of any stockholder as determined in appraisal proceedings pursuant to the provisions of Section 256 of the General Corporation Law of the U.S. Virgin Islands.

             ARTICLE III - REPRESENTATIONS AND WARRANTIES OF ITEC-NV

         ITEC-NV represents and warrants to the Company that the statements contained in this Article III are true and correct.

         3.1. Existence, Good Standing, Corporate Authority. ITEC-NV, (i) is a corporation duly incorporated, validly existing and in good standing under the laws of its respective jurisdiction of incorporation; and (ii) has all requisite power and authority to (A) carry on its business as currently proposed to be conducted, and (B) consummate the transactions contemplated hereby.

         3.2. Authorization of Agreement and Other Documents. The execution and delivery of this Agreement and the other documents executed or to be executed in connection herewith to which ITEC-NV is a party (collectively, the "ITEC-NV Ancillary Documents"), have been duly authorized by the Board of Directors of ITEC- NV and no other proceedings on the part of ITEC- V or its stockholders are necessary to authorize the execution, delivery or performance of this Agreement or any ITEC-NV Ancillary Document. This Agreement is, and, as of the Closing Date, each of the ITEC-NV Ancillary Documents will be, a valid and binding obligation of ITEC-NV, as the case may be, enforceable against ITEC-NV, as the case may be, in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting enforcement of creditors' rights generally, and by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity).

         3.3. Capitalization. (a) The total authorized capital stock of ITEC-NV consists of (i) 40,000,000 shares of ITEC-NV Common Stock, none of which are issued and outstanding as of the date of this Agreement and 7,937,638 shares of which have been reserved for issuance pursuant to the Merger and (ii) 10,000,000 shares of preferred stock, none of which are issued and outstanding as of the date of this Agreement. There are no shares of capital stock of ITEC-NV of any other class authorized, issued or outstanding. The issuance of ITEC-NV Common Stock pursuant to the Merger is not subject to any pre-emptive or other similar rights to acquire ITEC-NV Common Stock.

         (b) there are no outstanding (i) securities convertible into or exchangeable for any capital stock of ITEC- NV, (ii) options, warrants or other rights to purchase or subscribe to capital stock of ITEC-NV or securities convertible into or exchangeable for capital stock of ITEC-NV, or (iii) contracts, commitments, agreements, understandings, arrangements, calls or claims of any kind relating to the issuance of any capital stock of ITEC-NV.

         3.4. ITEC-NV Common Stock. The issuance and delivery by ITEC-NV of shares of its Common Stock in connection with the Merger and this Agreement have been duly and validly authorized by all necessary corporate action on the part of ITEC-NV. The shares of ITEC-NV Common Stock to be issued in connection with the Merger and this Agreement, when issued in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable and free of preemptive rights.

           ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to ITEC-NV that the statements contained in this Article IV are true and correct.

         4.1. Organization, Standing and Qualification. The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; (ii) has all requisite power and authority to (A) own or lease and operate its properties and assets and to carry on its business as now conducted and as currently proposed to be conducted, and (B) consummate the transactions contemplated hereby; (iii) is duly qualified or licensed to do business and is in good standing in all jurisdictions in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed; and (iv) has obtained all licenses, permits, franchises and other governmental authorizations necessary to the ownership or operation of its properties or the conduct of its business.

         4.2. Authorization of Agreement and Other Documents. The execution and delivery of this Agreement and the other documents executed or to be executed in connection herewith to which the Company is a party (collectively, the "Company Ancillary Documents"), have been duly authorized by the Board of Directors of the Company and no other corporate or stockholder approvals are necessary to authorize the execution, delivery or performance of this Agreement or any Company Ancillary Document, except the approval of the Merger by the Stockholders. This Agreement is, and, as of the Closing Date, each of the
Company Ancillary Documents will be, a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting enforcement of creditors' rights generally, and by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) and subject to the receipt of Stockholder approval of the Merger.

         4.3. Capitalization. (a) Except for shares of Company Common Stock issued upon the exercise of outstanding options and warrants to purchase Company Common Stock listed in the Disclosure Statement, the total authorized capital stock of the Company consists of (i) 40,000,000 shares of common stock, par value $0.001 per share, 7,937,638 shares of which are issued and outstanding; and (ii) 10,000,000 shares of preferred stock, none of which are issued and outstanding. There are no shares of capital stock of the Company of any other class authorized, issued or outstanding. The Company has outstanding warrants to purchase 2,000,000 shares of its Common Stock at a price of $1.00 per share.

         (b) Each share of the outstanding Company Common Stock is (i) duly authorized and validly issued; (ii) fully paid and nonassessable and free of preemptive and similar rights; and (iii) to the knowledge of the Company, free and clear of all liens, pledges, security interests, claims or other encumbrances and restrictions on voting and transfer other than restrictions on transfer imposed by Federal and state securities laws.

                              ARTICLE V - COVENANTS

         5.1. Expenses. Whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Company.

                             ARTICLE VI - CONDITIONS

         6.1. Conditions to Each Party's Obligation to Effect the Merger. The respective obligations of each party to effect the Merger shall be subject to the fulfillment at or prior to the Closing Date of each of the following conditions (unless waived by each of the parties hereto in accordance with the provisions of Section 7.3 hereof):

         (a) This Agreement and the Merger and other transactions contemplated hereby shall have been approved and adopted by the requisite vote of the Stockholders.

         (c) No preliminary or permanent injunction or other order or decree by any federal or state court which prevents the consummation of the Merger or materially changes the terms or conditions of this Agreement shall have been issued and remain in effect. In the event any such order or injunction shall have been issued, each party agrees to use its reasonable efforts to have any such injunction lifted.

         (d) The Form S-4 shall have been declared effective by the SEC and shall be effective at the Effective Time, and no stop order suspending the effectiveness of the Form S-4 shall have been issued, no action, suit, proceeding or investigation by the SEC to suspend the effectiveness thereof shall have been initiated and be continuing, and all necessary approvals under state securities laws relating to the issuance or trading of the ITEC- NV Common Stock to be issued to the Stockholders in connection with the Merger shall have been received.

         (e) All material consents, authorizations, orders and approvals of (or filings or registrations with) any governmental commission, board or other regulatory body required in connection with the execution, delivery and performance of this Agreement shall have been obtained or made, except for filings in connection with the Merger and any other documents required to be filed after the Effective Time.

         (f) The ITEC-NV Common Stock to be issued to the Stockholders in connection with the Merger shall have been authorized for reporting on the NASD's OTC Bulletin Board subject only to official notice of issuance.

                            ARTICLE VII - TERMINATION

         7.1. Termination. This Agreement may be terminated and the Merger may be abandoned at any time before the Closing Date notwithstanding the approval or adoption of this Agreement by the Stockholders by the mutual written consent of ITEC-NV and the Company.

                        ARTICLE VIII - GENERAL PROVISIONS

         8.1. Assignment, Binding Effect. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties.

         8.2. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without regard to its rules of conflict of laws.

         8.3. Headings. Headings of the Articles and Sections of this Agreement are for the convenience of the parties only and shall be given no substantive or interpretive effect whatsoever.

         8.4. Interpretation. In this Agreement, unless the context otherwise requires, words describing the singular number shall include the plural and vice versa, and words denoting any gender shall include all genders and words denoting natural persons shall include corporations and partnerships and vice versa.

         8.5. Severability. Any term or provision of this Agreement which is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement and caused the same to be duly delivered on their behalf as of the day and year first written above.

         ITEC-NV                           ITEC ATTRACTIONS, INC.

                                           By: ________________________________
                                           Paul M. Bluto, Chairman

         THE COMPANY:                      INTERNATIONAL TOURIST ENTERTAINMENT
                                           CORPORATION
                                           By its Board of Directors:
BOARD OF DIRECTORS:

------------------------------------       ------------------------------------
Paul M. Bluto                              Lourette Ann Bluto
Dated:___________________                  Dated:___________________

------------------------------------       ------------------------------------
Thomas J. Carlson                          Kelvyn H. Cullimore
Dated:___________________                  Dated:___________________

------------------------------------       ------------------------------------
Kelvyn H. Cullimore, Jr.                   Francis E. McLaughlin
Dated:___________________                  Dated:___________________

------------------------------------
Kumar V. Patel
Dated:___________________


         The undersigned Secretary of International Tourist Entertainment Corporation hereby certifies that this Agreement and Plan of Reorganization has been duly adopted by the shareholders of the Corporation representing two-thirds of the total number of shares of the issued and outstanding capital stock of the Corporation.

         Dated: __________________         ____________________________________
                                           Bob Cardon, Secretary


         This Agreement and Plan of Reorganization, having been duly adopted and certified, is hereby signed on behalf of International Tourist Entertainment Corporation by its President and Secretary.

------------------------------------       ------------------------------------
Bob Cardon, Secretary                      Paul Rasmussen, President
Dated: __________________                  Dated: _____________________


STATE OF MISSOURI          )
                                    : ss.
COUNTY OF TANEY            )

         On the ___ day of October, 1999, personally appeared before me Paul Rasmussen, who, being by me duly sworn, did say that he is the President of International Tourist Entertainment Corporation and that the within and foregoing instrument was signed in behalf of said corporation, and he duly acknowledged to me that said corporation executed the same.

                                           ------------------------------------
My Commission expires:                     NOTARY PUBLIC
_____________________                      Residing in:_________________________


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